SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                FEBRUARY 15, 2007
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 15, 2007, Alanco Technologies, Inc. issued a press release reporting financial results for the fiscal 2007 second quarter, ended December 31, 2006.
A copy of the press release is attached hereto as Exhibit 99.1, and is hereby incorporated by reference in this Item 2.02.

Item 9.01  Financial Statements and Exhibits

Exhibits 99.1  Press release from Alanco Technologies, Inc., dated
               February 15, 2007, titled "Alanco's Second Quarter Results"
               - 2nd Quarter Sales Triple to $5.6 Million With Significant Improvement in Net Loss/EBITDA Compared to Prior Year Period


                                   SIGNATURES

Date: February 15, 2007                     By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer